UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2006

_____________________
MOSAIC NUTRACEUTICALS CORP.
(Exact name of registrant as specified in its charter)
______________________

Nevada	0-51434	88-0462298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Spring Valley, Suite 200, Dallas, Texas	75244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 866-0045

None
(Former name or former address, if changed since last report)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 4, 2006, the Company issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99.1, regarding registration with the U.S. Food and Drug Administration.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1         Press release issued by Mosaic Nutraceuticals Corp., Inc. on May 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 4, 2006	MOSAIC NUTRACEUTICALS CORP.
(Registrant)

	BY:	/s/ Charles Townsend
CHARLES TOWNSEND
PRESIDENT AND CHIEF EXECUTIVE OFFICER